                                                                    EXHIBIT 99.2

T 691 - Standard N.Y.B.T.U. Form 8002: Bargain & sale deed,
        with covenant against grantor's act - Ind. or Corp.: single sheet, 11-98
                                         DISTRIBUTED BY BLUMBERGExcelsior, Inc.,
                                                                       NYC 10013

 CONSULT YOUR LAWYER BEFORE SIGNING THIS INSTRUMENT - THIS INSTRUMENT SHOULD BE
                              USED BY LAWYERS ONLY

                    -----------------------------------------

THIS INDENTURE, made on October 27, 2003

BETWEEN Property Control, Inc., a New York corporation, having an address at 11-30 47th Avenue, Long Island City, New York, 11101,







party of the first part,

and 11-30 47th Avenue Company LLC, a Delaware limited liability company, having an address c/o Blackacre Capital, 299 Park Avenue, New York, New York 10171,
Attention: Mr. Howard Glatzer,




party of the second part,

WITNESSETH, that the party of the first part, in consideration of Ten Dollars and other valuable consideration paid by the party of the second part, does hereby grant and release unto the party of the second part, the heirs or successors and assigns of the party of the second part forever,

ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the First Ward of the Borough and County of Queens, City and State of New York, bounded and described as follows:

BEGINNING at a point on the southerly side of 47th Avenue, distant 225 feet easterly from the corner formed by the intersection of the southerly side of 47th Avenue and the easterly side of 11th Street, prior to the widening thereof, said point also being 185 feet easterly from the present intersection of said Avenue and Street;

RUNNING THENCE easterly along the southerly side of 47th Avenue, 150.00 feet;

THENCE southerly at right angles to the preceding course, 58 feet 3-1/4 inches;

THENCE southeasterly at right angles to the northerly side of Jackson Avenue, 58 feet 3-1/4 inches to the northerly side of Jackson Avenue;

THENCE southwesterly along the northerly side of Jackson Avenue, 75 feet;

THENCE northwesterly at right angles to the northerly side of Jackson Avenue, 92 feet 2 inches;

THENCE westerly on a line forming an interior angle of 114 degrees 18 seconds
57.6 minutes, 27 feet 5 inches;

THENCE northerly at right angles to the next course, 3 feet 5-1/2 inches;

THENCE westerly at right angles to the next course, 50.00 feet;

THENCE northerly at right angles to the southerly side of 47th Avenue, 100 feet to the southerly side of 47th Avenue, the point or place of BEGINNING.

TOGETHER with all right, title and interest, if any, of the party of the first part in and to any streets and roads abutting the above described premises to the center lines thereof; TOGETHER with the appurtenances and all the estate and rights of the party of the first part in and to said premises; TO HAVE AND TO HOLD the premises herein granted unto the party of the second part, the heirs or successors and assigns of the party of the second part forever.

AND the party of the first part covenants that the party of the first part has not done or suffered anything whereby the said premises have been encumbered in any way whatever, except as aforesaid. AND the party of the first part, in compliance with Section 13 of the Lien Law, covenants that the party of the first part will receive the consideration for this conveyance and will hold the right to receive such consideration as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose. The word "party" shall be construed as if it read "parties" whenever the sense of this indenture so requires.

IN WITNESS WHEREOF, the party of the first part has duly executed this deed the day and year first above written.

IN PRESENCE OF:


----------------------------------            PROPERTY CONTROL, INC.,
                                              a New York corporation

                                              By:
                                                 ----------------------------
                                                 Name:
                                                 Title:

                  ACKNOWLEDGEMENT IN NEW YORK STATE (RPL 309-A)

STATE OF NEW YORK, COUNTY OF                              SS.:

On                         before me, the undersigned, personally appeared

personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.


                    -----------------------------------------------------------
                    (signature and office of individual taking acknowledgement)



               ACKNOWLEDGEMENT OUTSIDE NEW YORK STATE (RPL 309-B)

STATE OF                   COUNTY OF                      SS.:

On                         before me, the undersigned, personally appeared

personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument, and that such individual made such appearance before the undersigned in

(insert city or political subdivision and state or country or other place acknowledgment taken)


                    -----------------------------------------------------------
                    (signature and office of individual taking acknowledgement)


                   ACKNOWLEDGEMENT BY SUBSCRIBING WITNESS(ES)
                                                                        )
STATE OF                                                                } SS.:
COUNTY OF                                                               )

On                         before me, the undersigned, personally appeared

the subscribing witness(es) to the foregoing instrument, with whom I am personally acquainted, who, being by me duly sworn, did depose and say that he/she/they reside(s) in (if the place of residence is in a city, include the street and street number, if any, thereof);





that he/she/they know(s)

to be the individual(s) described in and who executed the foregoing instrument; that said subscribing witness(es) was (were) present and saw said execute the same; and that said witness(es) at the same time subscribed his/her/their name(s) as a witness(es) thereto. ( if taken outside New York State insert city or political subdivision and state or country or other place acknowledgement taken And that said subscribing witness(es) made such appearance before the undersigned in


--------------------------------------------------------------------------------

-------------------------------------------------------------------------------)


                      ----------------------------------------------------------

                      (signature and office of individual taking acknowledgment)






                              BARGAIN AND SALE DEED
                      WITH COVENANT AGAINST GRANTOR'S ACTS

TITLE NO.
--------------------------------------------------------------------------------
PROPERTY CONTROL, INC.



                                       TO
11-30 47TH AVENUE, LLC
SECTION
BLOCK  57
LOT    5
COUNTY OR TOWN QUEENS


                               RETURN BY MAIL TO:
--------------------------------------------------------------------------------
 Thompson Hine LLP
 One Chase Manhattan Plaza, 58th Floor
 New York, New York 10005
 Attention: George Walsh, Esq.
--------------------------------------------------------------------------------


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  RESERVE THIS SPACE FOR USE OF RECORDING OFFICE.








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